UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 31, 2004

Leopard Capital Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1574 Gulf Road  #1505
Point Roberts, WA  98281
(Address of principal executive offices) (Zip Code)

(604) 879-9001
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

On January 31, 2004, the Board of Directors (the "Board") of Leopard Capital Inc. (the "Company") have agreed unanimously to no longer retain McLean Majdanski, Chartered Accountants, as the Company's independent public accountants.

The reports of McLean Majdanski, Chartered Accountants, on the financial Statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles other than the statement that the Company's losses raise substantial doubt about its ability to continue as a going concern.

The Company's Board of Directors participated in and approved the decision to change independent accountants on January 31, 2004.

During the years ended December 31, 2002 and 2001 and through January 31, 2004, there were no disagreements with McLean Majdanski, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of McLean Majdanski,  would have caused it to make reference to the subject matter of the disagreements in connection with its report.

In connection with the audits for the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period ending January 31, 2004, McLean Majdanski, Chartered Accountants, did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company has provided McLean Majdanski, Chartered Accountants, with a copy of the foregoing disclosures.  Attached as Exhibit 16 is a copy of McLean Majdanski's letter, dated February 6, 2004 and addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures.

On January 31, 2004 the Board of Directors (the "Board") of Leopard Capital Inc. (the "Company") have agreed unanimously to engage Telford Sadovnick, P.L.L.C., Certified Public Accountants, as the Company's independent public accountants commencing with the audit for the year ending December 31, 2003.  During the years ended December 31, 2002 and 2001 and through the date of the Board's decision to engage Telford Sadovnick, P.L.L.C., Certified Public Accountants, the Company did not consult Telford Sadovnick, P.L.L.C., Certified Public Accountants, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired:
                Not Applicable

(b)    Pro forma financial information:
                Not Applicable

(c)    Exhibits:
                Exhibit Number            Description
                         16                      McLean Majdanski, Chartered Accountants

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leopard Capital Inc.

Registrant

Date: January 31, 2004	/s/ Terry G. Cook

Terry G. Cook
President and Director